Investment (Income) Expense, Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2013	May 31, 2012	May 31, 2011
Component of Other Income, Nonoperating [Line Items]
Interest (income)	$ (6,814)	$ (5,031)	$ (5,058)
Loss (gain) on sale of marketable securities	(11,664)	862	(9,675)
Other-than-temporary impairment on securities	14,279	1,604	693
Dividend (income)	(1,979)	(1,621)	(1,642)
Investment (income), net	$ (6,178)	$ (4,186)	$ (15,682)